SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported)    MAY 6, 2002
                                                          -------------------


                                 HUB GROUP, INC.
                                 ---------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



         0-27754                                        36-4007085
         -------                                        ----------
 (COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER IDENTIFICATION NO.)



              377 E. BUTTERFIELD ROAD, SUITE 700, LOMBARD, IL 60148
              -----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (630) 271-3600
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

--------------------------------------------------------------------------------

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 6, 2002, Hub Group, Inc. ("Hub") decided to dismiss its independent auditors, Arthur Andersen LLP ("Arthur Andersen"), and to engage Ernst & Young LLP to serve as its new independent auditors for 2002. The change in auditors will become effective May 13, 2002. This determination was made by Hub's Audit Committee upon the recommendation of Hub's management.

Arthur Andersen's reports on Hub's consolidated financial statements for each of the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Arthur Andersen was unable to review the quarterly financial data from 2001 and 2000 in accordance with standards established by the American Institute of Certified Public Accountants because Hub did not restate its results on a quarterly basis.

During the years ended December 31, 2001 and 2000 and the interim period between December 31, 2001 and the date of this Form 8-K, there were no disagreements between Hub and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

Hub has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated May 10, 2002, stating its agreement with such statements.

During the years ended December 31, 2001 and 2000 and through the date of this Form 8-K, neither Hub nor anyone acting on its behalf consulted Ernst and Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Hub's consolidated financials statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c) A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HUB GROUP, INC.



Dated:  May 10, 2002                      /S/ JAY E.  PARKER
                                          -----------------------
                                          By:  Jay E.  Parker
                                          Its: Vice President - Finance,
                                               Chief Financial Officer and
                                               Treasurer

                                  EXHIBIT INDEX


EXHIBIT NO.                            DESCRIPTION
-----------                            -----------
16.1                                   Letter from Arthur Andersen LLP regarding
                                       change in certifying accountant